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                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-35281, 33-48626, 33-70494, 33-82438, 333-1145, 333-12799, 333-64673) of Integrated Systems, Inc. of our
reports dated March 25, 1999, relating to the consolidated financial statements and financial statement schedule which appear in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
May 26, 1999